UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2010

Momentive Specialty Chemicals Inc.

(Exact Name of Registrant as Specified in Its Charter)

1-71	New Jersey	13-0511250
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio		43215-3799
(Address of Principal Executive Offices)		(Zip Code)

(614) 225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

1. Indenture and Second-Priority Senior Secured Notes due 2020

On November 5, 2010, Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC (each, an “Issuer” and together, the “Issuers”), each, a wholly owned subsidiary of the Registrant, entered into an indenture among the Issuers, the Registrant, the other subsidiaries of the Registrant party thereto (the “Subsidiary Guarantors”) and Wilmington Trust Company, as Trustee, governing the Issuers’ $574,016,000 aggregate principal amount of 9.00% second-priority senior secured notes due 2020 (the “Notes”), which mature on November 15, 2020 (the “Indenture”). $440,000,000 aggregate principal amount of the Notes was offered through a private placement to unaffiliated investors and $134,016,000 aggregate principal amount of the Notes was issued in exchange for the Registrant’s 9.75% Second-Priority Senior Secured Notes due 2014 that were held by an affiliate of Apollo Global Management, LLC.

The Notes are guaranteed, jointly and severally, on a senior secured basis, by the Registrant and certain of its existing domestic subsidiaries that guarantee the Registrant’s senior secured credit facility and by certain of its future subsidiaries that guarantee any debt of the Registrant, the Issuers or the Subsidiary Guarantors. The guaranteed obligations are secured by a second-priority security interest (subject to permitted liens) in the collateral owned by each guarantor. The collateral consists of a second-priority lien on substantially all of the Registrant’s tangible and intangible assets and of each Subsidiary Guarantor (including, but not limited to, accounts receivable, inventory, general intangibles and proceeds of the foregoing), except for those assets excluded as collateral under the Registrant’s senior secured credit facilities; and all of the capital stock of certain of the Registrant’s direct subsidiaries and each Subsidiary Guarantor, other than the capital stock which is prohibited from being pledged pursuant to the indentures governing the Registrant’s other outstanding debentures, provided that no more than 65% of the capital stock of first-tier foreign subsidiaries is required to be pledged, and subject to certain exceptions if any such pledge would require that separate financial statements with respect to any such pledged entity (other than Momentive Specialty Chemicals Canada Inc. and other Momentive Canada Entities, as defined in the Indenture) would be required pursuant to Rule 3-16 of Regulation S-X to be provided in connection with the filing of a registration statement related to the Notes or any other filing the Registrant is required to make with the Securities and Exchange Commission (the “SEC”). Notwithstanding the foregoing, as of the closing date, the pledge of membership interests in Hexion International Holdings Coöperatief U.A. will not be cut back due to local law limitations.

Notwithstanding the foregoing, the initial collateral securing the Notes shall not include (A) any real estate or Principal Property (as such term is defined in the indentures governing existing debentures and means generally any manufacturing or processing plant or warehouse owned or leased by the Registrant or any of its subsidiaries and located within the United States), (B) any property or assets owned by any of its foreign subsidiaries and (C) any assets which, if included in the collateral, would require the Registrant’s existing 7  7/8% debentures, 8  3/8% debentures and 9  2/10% debentures to be ratably secured with the Notes pursuant to the terms of the indentures for such existing debentures.

The Notes and the guarantees are the Registrant’s senior secured obligations, and rank: pari passu in right of payment with the Registrant’s and its guarantors’ existing and future senior indebtedness, including debt under its senior secured credit facilities, its senior secured notes and the guarantees thereof; effectively junior in priority as to collateral with respect to its and its guarantors’ existing and future first-priority secured debt obligations under its senior secured credit facilities, its senior secured notes and any other future obligations secured by a first-priority lien on the collateral to the extent of the collateral securing such debt; equal in priority as to collateral with respect to its and its guarantors’ existing and future obligations under any obligation secured by a second-priority lien on the collateral, including its Existing Second Lien Notes (as defined below); senior in right of payment to its and its guarantors’ existing and future subordinated indebtedness; and effectively junior in right of payment to all existing and future indebtedness and other liabilities of any subsidiary that does not guarantee the Notes, including its foreign subsidiaries; subject to certain permitted liens and exceptions as further described in the Indenture and the security documents relating thereto.

The Issuers will pay interest on the Notes at 9.00% per annum, semiannually to holders of record at the close of business on May 1 or November 1 immediately preceding the interest payment date on May 15 and November 15 of each year, commencing on May 15, 2011.

The Issuers may redeem the Notes, in whole or part, at any time prior to November 15, 2015, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest and additional interest, if any, to the redemption date and a “make-whole premium.” The Issuers may redeem the Notes, in whole or in part, on or after November 15, 2015 at the redemption prices set forth in the Indenture. At any time (which may be more than once) before November 15, 2013, the Companies may choose to redeem up to 35% of the principal amount of the Notes (which includes additional notes, if any) at a redemption price equal to 109% plus accrued and unpaid interest and additional interest, if any, of the face amount thereof with the net proceeds of one or more equity offerings so long as at least 65% of the aggregate principal amount of the notes (which includes additional notes, if any) remains outstanding after each such redemption.

The Indenture contains covenants that limit the Issuers’ ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) designate its subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be due and payable immediately.

2. Initial Purchasers Registration Rights Agreement

On November 5, 2010, in connection with the issuance of the $440,000,000 aggregate principal amount of the Notes purchased by the initial purchasers, the Issuers, the Registrant and the Subsidiary Guarantors entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to, among other things, the exchange offer for the Notes and the related guarantees (as described above) (the “Initial Purchasers Registration Rights Agreement”).

Subject to the terms of the Initial Purchasers Registration Rights Agreement, the Issuers, the Registrant and the Subsidiary Guarantors will use their commercially reasonable efforts to register with the SEC notes having substantially identical terms as the Notes as part of offers to exchange freely tradable exchange notes for notes within 365 days after the issue date of the Notes (the “Effectiveness Target Date”). The Issuers, the Registrant and the Subsidiary Guarantors will use their commercially reasonable efforts to cause each exchange offer to be completed after the Effectiveness Target Date.

If the Issuers, the Registrant and the Subsidiary Guarantors fail to meet these targets (a “Registration Default”), the annual interest rate on the Notes will increase by 0.25%. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 9.00%. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

3. Apollo Notes Exchange Registration Rights Agreement

On November 5, 2010, in connection with the issuance of the Notes and the exchange transaction pursuant to which Euro VI (BC) S.à r.l. (the “Holder”), an affiliate of Apollo Global Management, LLC, exchanged its 9.75% Second-Priority Senior Secured Notes due 2014 for $134,016,000 principal amount of notes (the “Initial Notes”), the Issuers, the Registrant and the Subsidiary Guarantors entered into a registration rights agreement with the Holder, relating to, among other things, the private exchange offer for the notes and the related guarantees (as described above) (the “Apollo Notes Exchange Registration Rights Agreement”).

Simultaneously with, or at any time following the Registered Exchange Offer (as described above pursuant to the Initial Purchasers Registration Rights Agreement), the Issuers shall issue and deliver to the Holder, in exchange (the “Private Exchange”) for the Initial Notes held by the Holder, a like principal amount of debt securities of the Issuers issued under the Indenture and identical in all material respects to the Initial Notes (the “Private Exchange Securities”). At any time, and from time to time, the Holder shall have the right to make three requests by written notice to the Issuer, the Registrant and the Subsidiary Guarantors for registration of the Initial Notes (or any Private Exchange Securities) (the date on which the receipt of such notice is received being a “Trigger Date”). Subject to the terms of the Apollo Notes Exchange Registration Rights Agreement, upon a Trigger Date the Issuers, the Registrant and the Subsidiary Guarantors will use their commercially reasonable efforts to cause to be declared effective (unless effective automatically upon filing) a shelf or other registration statement, as specified by the Holder, covering resales of the Initial Notes or the Private Exchange Securities, as the case may be, and to use their commercially reasonably efforts to keep the registration statement continuously effective until all the securities covered by such registration statement have been sold pursuant thereto.

4. Third Joinder and Supplement to the Second Lien Intercreditor Agreement

On November 5, 2010, Wilmington Trust Company, as trustee under the Indenture (the “New Trustee”) entered into the third joinder and supplement to the intercreditor agreement (the “Joinder to the Second Lien

Intercreditor Agreement”), dated as of November 3, 2006, among JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust Company, as trustee and collateral agent for the existing 9.75% second-priority senior secured notes due 2014 and the second-priority senior secured floating rate notes due 2014 of the Issuers (the “Existing Second Lien Notes”), Momentive Specialty Chemicals Holdings LLC (f/k/a Hexion LLC), the Registrant, and each subsidiary of the Registrant from time to time party thereto (as supplemented as of June 4, 2010, the “Second Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Second Lien Intercreditor Agreement, the New Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a senior agent. The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Registrant’s and certain subsidiaries’ assets securing (i) the Notes, (ii) the Existing Second Lien Notes issued pursuant to the indenture, dated as of November 3, 2006, among the Issuers, the Registrant, the Subsidiary Guarantors named therein and Wilmington Trust Company, as trustee, (iii) the senior secured notes and (iv) the borrowings under the senior secured credit facilities and certain other matters relating to the administration of security interests.

Pursuant to the Second Lien Intercreditor Agreement, the collateral agent representing the holders of the first-priority lien obligations controls substantially all matters related to the collateral securing the first-priority lien obligations and the Notes. The holders of the first-priority lien obligations may cause the collateral agent to dispose of, release or foreclose on, or take other actions with respect to the shared collateral with which holders of the Notes may disagree or that may be contrary to the interests of holders of the Notes.

5. Joinder and Supplement to the Second Lien Collateral Agreement

On November 5, 2010, the Registrant, the Subsidiary Parties (as defined therein), and Wilmington Trust Company, as collateral agent (the “Agent”), entered into a joinder and supplement to the collateral agreement (the “Joinder to the Second Lien Collateral Agreement”), dated as of November 3, 2006, among the Registrant, the Subsidiary Parties thereto and Wilmington Trust Company, as collateral agent (as supplemented as of June 4, 2010, the “Second Lien Collateral Agreement”).

Pursuant to the Joinder to the Second Lien Collateral Agreement, the Notes will be entitled to the benefits of the pledge and grant of security interest contained in the Second Lien Collateral Agreement.

The foregoing summary is qualified in its entirety by reference to the Indenture, the Initial Purchasers Registration Rights Agreement, the Apollo Notes Exchange Registration Rights Agreement, the Third Joinder and Supplement to the Second Lien Intercreditor Agreement and the Joinder and Supplement to the Second Lien Collateral Agreement, attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Section 2—Financial Information

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of November 5, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the Guarantors named therein and Wilmington Trust Company, as trustee.

4.2	Registration Rights Agreement, dated as of November 5, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

4.3	Registration Rights Agreement, dated as of November 5, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Euro VI (BC) S.á r.l.

10.1	Third Joinder and Supplement to Intercreditor Agreement, by and among Wilmington Trust Company, as trustee under the Indenture, JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust Company, as trustee and collateral agent and as second-priority agent, Momentive Specialty Chemicals Holdings LLC, the Registrant, and each subsidiary of the Registrant from time to time party thereto.

10.2	Joinder and Supplement to Collateral Agreement dated and effective as of November 5, 2010, among the Registrant, each Subsidiary Party party thereto, and Wilmington Trust Company, as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS INC.

Date: November 12, 2010	By:	/S/ GEORGE F. KNIGHT
George F. Knight
Senior Vice President - Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of November 5, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the Guarantors named therein and Wilmington Trust Company, as trustee.

4.2	Registration Rights Agreement, dated as of November 5, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

4.3	Registration Rights Agreement, dated as of November 5, 2010, by and among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC, the guarantors party thereto and Euro VI (BC) S.á r.l.

10.1	Third Joinder and Supplement to Intercreditor Agreement, by and among Wilmington Trust Company, as trustee under the Indenture, JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust Company, as trustee and collateral agent and as second-priority agent, Momentive Specialty Chemicals Holdings LLC, the Registrant, and each subsidiary of the Registrant from time to time party thereto.

10.2	Joinder and Supplement to Collateral Agreement dated and effective as of November 5, 2010, among the Registrant, each Subsidiary Party party thereto, and Wilmington Trust Company, as collateral agent.